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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: AUGUST 16, 1999


                            BANCINSURANCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Ohio                            0-8738                  31-0790882
---------------            ---------------------          -------------
(STATE OR OTHER            (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION)
NUMBER)
INCORPORATION OR
ORGANIZATION)


                              20 East Broad Street
                              Columbus, Ohio 43215
                                 (614) 228-2800
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER MATTERS.

         On August 16, 1999, we announced that our Board of Directors has authorized a Stock Repurchase Program to repurchase up to 500,000 of our common stock or approximately 8% of our outstanding shares.

         Our press release issued August 16, 1999, regarding the Stock Repurchase Program is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

             Exhibit No.                Description

                 99 Press Release of Bancinsurance Corporation issued August 16, 1999 regarding the Stock Repurchase Program.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

                                           BANCINSURANCE CORPORATION



Date:  August 16, 1999                     By:  /s/ Si Sokol
                                               ----------------------------
                                               Si Sokol, Chairman and
                                                 Chief Executive Officer

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                                  EXHIBIT INDEX


     Exhibit No.                       Description

         99 Press Release of Bancinsurance Corporation issued August 16, 1999 regarding the Stock Repurchase Program.

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